SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the Com-
                                            mission Only (as permitted by
                                            Rule 14a-6 (e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Merrimac Industries, Inc.
_______________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:

            ________________________________________________________________

         2)  Aggregate number of securities to which transaction applies:

            ________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


            ________________________________________________________________

         4)  Proposed maximum aggregate value of transaction


            ________________________________________________________________

         5)  Total fee paid:


            ________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

____________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1) Amount previously paid: ________________________________________

         2) Form, Schedule or Registration Statement no.: __________________

         3) Filing Party: __________________________________________________

         4) Date Filed: ____________________________________________________

                            MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                          West Caldwell, NJ 07006-6287

April 11, 1997



Charles F. Huber II
Chairman of the Board



Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at The Princeton Club of New York (Telephone: 212-596-1200), 15 West 43rd Street (off of Fifth Avenue), New York, NY 10036, on Monday, May 12, 1997 at 5:30 PM. We look forward to the Meeting as an opportunity to meet you and to receive your comments and suggestions.

         Additional information about the Meeting and the various matters upon which stockholders will act is found in the formal Notice of the Meeting and Proxy Statement on the following pages. The Annual Report to Stockholders for 1996, including financial statements, accompanies this Proxy Statement but does not constitute a part of the proxy solicitation material.

         Since it is important that your shares be represented at the Meeting, we urge you to indicate on the enclosed proxy card your choice with respect to the matters to be voted upon at the Meeting, sign and date the card and return it promptly in the enclosed envelope. Please do this even if you plan to attend the Meeting, as the return of a signed proxy will not limit your right to vote in person but will assure that your vote will be counted in the event your plans for personal attendance should change.



                                                 Sincerely,

                                                 /s/ Charles F. Huber II
                                                --------------------------
                                                 Charles F. Huber II
                                                 Chairman of the Board

                            MERRIMAC INDUSTRIES, INC.

                       _________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                  May 12, 1997

To The Stockholders of
Merrimac Industries, Inc.

         The Annual Meeting of Stockholders (the "Meeting") of Merrimac Industries, Inc. (the "Company") will be held at The Princeton Club of New York, 15 West 43rd Street, (off of Fifth Avenue) New York, NY 10036, on Monday, May 12, 1997, at 5:30 PM, Eastern Daylight Time, for the following purposes:

         (1) to elect a Board of five Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

         (2) to ratify and approve the action of the Board of Directors in appointing Arthur Andersen LLP as independent accountants for the current fiscal year;

         (3) to ratify and approve the action of the Board of Directors in adopting the 1997 Long-Term Incentive Plan of the Company; and

         (4) to transact such other business as may properly come before the Meeting.

         Holders of Common Stock of record at the close of business on March 31, 1997 are entitled to notice of and to vote at the Meeting.



                       By Order of the Board of Directors,


                               /s/ Robert V. Condon
                              ----------------------
                                ROBERT V. CONDON
                                    Secretary

West Caldwell, New Jersey
April 11, 1997

PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE 1997 MEETING.

                            MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                      West Caldwell, New Jersey 07006-6287


                                 PROXY STATEMENT


General Information

         The Board of Directors of Merrimac Industries, Inc. (the "Company") solicits all holders of Common Stock to vote by marking, signing, dating and returning their proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") for the purposes stated in the Notice of Meeting. If the proxy is properly executed and returned by mail, the shares it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no instructions are specified, the shares will be voted for the election of directors and in accordance with the Board of Directors' recommendations as set forth herein. Sending in a signed proxy will not affect a stockholder's right to attend the Meeting and vote in person. A proxy may be revoked at any time before it is exercised, and such right is not limited by or subject to compliance with any specified formal procedure. Presence at the Meeting does not of itself revoke the proxy. If a stockholder wishes to give a proxy to someone other than the Company's designees, he or she may cross out the names appearing on the enclosed proxy, insert the name of such other person, and sign and give the card to that person for use at the Meeting.

         The Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 11, 1997.

         The cost of solicitation will be paid by the Company. In addition to the use of the mails, proxies may be solicited by employees of the Company, by telephone, telegraph, facsimile or in person. The Company expects to pay compensation for the solicitation of proxies, plus expenses to Corporate Investor Communications, Inc. ("CIC") to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock. The Company expects to pay CIC a fee of approximately $2,000 for its services. The Company will also reimburse such brokers and other persons for expenses related to such forwarding.

         Each holder of Common Stock of record at the close of business on March 31, 1997 is entitled to one vote for each share of Common Stock then held. At the close of business on that date, there were outstanding and entitled to vote 1,515,063 shares of Common Stock.

         Under Securities and Exchange Commission ("SEC") rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to vote "for," "against" or "abstain" on one or more of the proposals, or to withhold authority to vote for one or more of the Company nominees for Director. New Jersey law and the Company's by-laws require the presence of a quorum for the Meeting. A quorum is defined as a majority of the votes entitled to be cast at the Meeting. Votes withheld from Director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes, which are discussed below, are not counted for quorum purposes.

         Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval: (1) the election of Directors; (2) the appointment of independent accountants; and
(3) the adoption of the 1997 Long-Term Incentive Plan. The appointment of the Company's independent accountants and the adoption of the 1997 Long-Term Incentive Plan must be approved by a majority of the votes cast at the Meeting, while director nominees must receive a plurality of the votes cast at the Meeting.

         Abstentions are not counted in determining the number of votes cast in connection with the appointment of independent accountants or the approval of the 1997 Long-Term Incentive Plan. Like abstentions, broker-dealer "non-votes" on "non-routine" matters are not counted in calculating the number of votes cast. The American Stock Exchange has advised the Company that the election of Directors and appointment of accountants are considered "routine" items upon which broker-dealers holding shares in street name for their customers may vote, in their discretion, on behalf of any customers who do not furnish voting instructions within 10 days of the Meeting. However, the proposal to approve the 1997 Long-Term Incentive Plan is a "non-routine" item, which means that brokers who have received no voting instructions from their customers do not have discretion to vote on this matter. As discussed above, these broker "non-votes" will not be treated as votes cast at the Meeting.


Stockholder Proposals for the 1998 Annual Meeting

         In order to be included in the proxy statement and proxy card relating to the 1998 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company at the above address no later than December 11, 1997.

                          ITEM 1. ELECTION OF DIRECTORS


Nominees

         At the Meeting it is proposed to elect five directors, each to hold office until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. The persons named in the enclosed form of proxy will vote such proxy for the election to the Board of Charles F. Huber II, Mason N. Carter, Eugene W. Niemiec, Arthur A. Oliner and Albert H. Cohen. Other than Mr. Cohen, all of the nominees have been previously elected by the stockholders.

Voting

         At the close of business on March 31, 1997, the Company had outstanding and entitled to vote 1,515,063 shares of Common Stock (exclusive of 1,074,839 shares held by the Company as treasury shares). Each holder of Common Stock of record on such date is entitled to one vote for each share of Common Stock then held. Directors are elected by a plurality of the votes cast.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


Information About the Board of Directors

         The following table sets forth certain information as of March 31, 1997 with respect to each director and nominee.

                 Name and Other Positions                                              Director of the
                     With the Company                                         Age       Company Since
                 Charles F. Huber II
                     Chairman of the Board..............................      67             1985

                 Mason N. Carter
                     President and Chief Executive Officer..............      51             1995

                 Eugene W. Niemiec
                     Vice Chairman and Chief Technology Officer.........      57             1990

                 Arthur A. Oliner.......................................      75             1961

                 Albert H. Cohen .......................................      64               -

                 Reynold K. Green
                     Vice President, Sales .............................      38             1996 (1)


    (1) Mr. Green is not seeking re-election to the Board. He will, however, continue to serve as an officer of the Company.



Business Experience of Directors/Director Nominees During Past Five Years

         Mr. Huber, on September 9, 1994, was appointed Chairman of Merrimac Industries, Inc. In addition, he is currently Chairman of Transnational
Industries, Inc., a manufacturing company in Chadds Ford, Pennsylvania and Director, Vice President, Secretary and Treasurer of Prodo-Pak, Corp., a manufacturer of packaging machinery, located in Garfield, New Jersey. He has been a Managing Director of William D. Witter, Inc., an investment banking organization in New York, New York, since 1981, where he specializes in leveraged buyouts.

         Mr. Carter, on December 16, 1996, was appointed President and Chief Executive Officer ("CEO"). From 1994 to 1996 he was President of the Products and Systems Group of Datatec Industries, Inc., Fairfield, New Jersey, a leading provider of data network implementation services. He was President and CEO of Kentile, Inc., Chicago, Illinois, a manufacturer of resilient flooring from 1992 to 1994. From 1987 to 1992, he was President and CEO of Metex Corporation, Edison, New Jersey, a manufacturer of industrial and automotive products. He was a Director of United Capital Corp., Great Neck, New York from 1989 to 1994.

         Mr. Niemiec, on December 16, 1996, was elected Vice Chairman and Chief Technology Officer of the Company. From September 1994 to December 1996 he held the offices of President, Chief Executive Officer and Chief Operating Officer. He was President and Chief Operating Officer from 1990 to 1994.

         Dr. Oliner is Professor Emeritus of Electrophysics at Polytechnic University (formerly Polytechnic Institute of Brooklyn), was head of its Electrical Engineering Department for eight years, and was the Director of its Microwave Research Institute from 1967 to 1982. He is a member of the National Academy of Engineering, and a Fellow of the Institute of Electrical and Electronic Engineers ("IEEE"), the American Association for Advancement of Science, and the British Institution of Electrical Engineers. Dr. Oliner is the author of three books and over 200 published papers, and his many awards include Microwave Career Award, the Microwave Prize of IEEE, and the van der Pol Gold Medal of the International Union of Radio Science. He has been an engineering consultant for such companies as IBM, Boeing, Raytheon, Hughes and Rockwell.

         Mr. Cohen, since 1987, has been self-employed as a Management Consultant and Asset (Money) Manager. He was the Chairman of the Board and the Chief Executive Officer of Metex Corporation from 1986 to 1987 and from 1964 to 1986 he was the President and Chief Executive Officer. Metex Corporation is a manufacturer of industrial and automotive products.

         Mr. Green, effective March 1997, was appointed Vice President, Sales. From April 1996 to March 1997 he was Vice President, Manufacturing. Prior thereto and for the past five years, Mr. Green has held the positions of Director of Manufacturing, National Sales Manager and Director of Quality Control and High Reliability Services at the Company.

         The Board of Directors  has a Stock Option  Committee,  Stock  Purchase
Plan  Committee,   Audit  Committee,   Compensation  Committee,  and  Nominating
Committee.

         The Stock Option Committee, which currently consists of Messrs. Carter, Huber and Oliner, administers the 1993 Stock Option Plan and the 1983 Key Employees Stock Option Plan and determines the recipients and terms of the options awarded thereunder. The Stock Purchase Plan Committee, which currently consists of Messrs. Carter, Huber and Oliner, administers the Stock Purchase Plans of the Company. Committee members are currently eligible to participate in the 1993 Stock Option Plan. During fiscal 1996 the Stock Option Committee met twice.

         Messrs. Carter, Huber and Oliner currently serve on the Audit Committee, which was established in April 1983. The function of the Audit Committee is to review the Company's annual audit with the Company's independent accountants. During fiscal 1996 the Audit Committee met twice.

         Messrs. Huber and Oliner, non-employee Directors, currently serve on the Compensation Committee, which was established in April 1985. The Compensation Committee reviews compensation of all executive officers of the Company. The Compensation Committee determines compensation levels based on individual performance and responsibility, as well as overall corporate performance. The predominant components of executive compensation have been base salary and stock option grants. When corporate goals are achieved, executive officers as well as other key employees are awarded bonuses. During fiscal 1996 the Compensation Committee met twice.

         Messrs. Huber, Niemiec and Oliner currently serve on the Nominating Committee, which was established in December 1994. Stockholders wishing to recommend persons for consideration by the Nominating Committee as nominees for election to the Company Board of Directors, can do so by writing to the Secretary of the Company at 41 Fairfield Place, West Caldwell, New Jersey 07006, giving each person's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the person recommended indicating his or her consent to be considered as a nominee, and if nominated and elected, to serve as a Director. During fiscal 1996 the Nominating Committee did not meet, but two meetings have been held in 1997.

         During the fiscal year that ended on December 28, 1996, the Board of Directors held thirteen meetings including four by telephone conference call. Each director during this period attended 75% or more of the aggregate of the total number of meetings of the Board and of the committees on which he served.

Information About Executive Officers

         The following table sets forth certain information as of March 31, 1997 with respect to each executive officer (other than those listed as Directors).


                  Name and Position With the Company                                       Age
                  John Z. Blahosky
                      Vice President, Special Projects................................     65
                  Robert V. Condon
                      Vice President, Finance and Chief Financial Officer
                       Secretary and Treasurer........................................     50
                  Brian R. Dornan
                      Vice President, Technology and Engineering......................     48
                  Norman R. Holden
                      Vice President, Quality Assurance, Control and
                      Technical Services..............................................     52
                  Walter N. Joswick
                      Vice President, Engineering.....................................     44
                  Frank J. Macaluso
                      Controller......................................................     59


Business Experience of Executive Officers During Past Five Years

         Mr. Blahosky, effective October 1996, was appointed Vice President, Special Projects. He had been Executive Vice President since 1990.

         Mr. Condon has been Vice President, Finance and Chief Financial Officer ("CFO") since joining the Company in March 1996, and was appointed Secretary and Treasurer in January 1997. Prior to joining the Company he was with Berkeley Educational Services as Vice President, Finance, Treasurer, and CFO from 1995 to February 1996. During 1994, Mr. Condon was involved in consulting and entrepreneurial activities. From 1989 to 1993, he was Senior Vice President, Finance and CFO of SCS Communications, a private holding company.

         Mr. Dornan, effective October 1996, was appointed Vice President of Technology and Engineering. He had been Group Vice President of Manufacturing since 1986.

         Mr. Holden, effective October 1996, was appointed Vice President of Quality Assurance, Control and Technical Services. He had been Director of Quality since 1991.

         Mr. Joswick, effective October 1996, was appointed Vice President of Engineering. He had been Director of IF Engineering since 1991.

         Mr. Macaluso, effective January 1997, was appointed Controller. He had been Manager of Accounting since 1985.

                             EXECUTIVE COMPENSATION


Compensation Summary

         The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by or paid to the individuals who served as Chief Executive Officer of the Company during fiscal 1996 and the four other most highly compensated executive officers serving at the end of the last fiscal year.


                                        Summary Compensation Table


                                              Annual Compensation                  Long-Term Compensation
                                                                                  Awards              Payouts
                                                                                Securities           All Other
                                                                                Underlying          Compensation
   Name and Principal Position(s)       Year      Salary ($)   Bonus ($)     Options/SARs (#)       ($) (1) (2)
-------------------------------------- ------- -------------- ------------ --------------------- -------------------
Eugene W. Niemiec                       1996         180,003       -              50,000                8,607
    Vice Chairman                       1995         160,179    30,000            15,000               13,365
    and Chief Technology Officer(3)     1994         130,426     7,869               -                 13,478
    President, Chief Executive
    Officer and Chief Operating
    Officer

John Z. Blahosky                        1996         150,010       -                 -                  8,607
    Vice President, Special Projects    1995         141,096    15,000            15,000               12,225
    Executive Vice President            1994         117,512     7,145               -                 12,225

Brian R. Dornan                         1996         112,127       -                 -                  7,294
    Vice President, Technology and      1995          99,566    15,000             7,500                8,640
    Engineering                         1994          83,159     5,017               -                  8,594

John J. Antonich                        1996         110,857       -                 -                  7,221
    Vice President, Secretary and       1995          95,755    15,000               -                  9,056
    Controller                          1994          90,033     4,543               -                  7,087
    (retired December 31, 1996)(5)

Anthony N. Ramsden                      1996         107,443       -                 -                  6,973
    Vice President, Sales/Marketing     1995          98,731    15,000            10,000                9,338
    (resigned March 10, 1997)           1994          91,728     5,248               -                  7,254

Mason N. Carter                         1996           7,692       -              66,500               23,500
    President and
    Chief Executive Officer (3)(4)


(1) Includes amounts contributed by the Company to the accounts of the named executive officers pursuant to the Company's Savings and Investment 401(k) Plan and the Company's Profit Sharing Plan.

(2)      Includes Director and consultation fees paid to Mr. Carter during 1996.

(3) On December 16, 1996, Mr. Niemiec became Vice Chairman and Chief Technology Officer and Mr. Carter became President and Chief Executive Officer. In connection therewith, each received options to purchase 50,000 shares of Common Stock. (See table below entitled "Individual Grants").

(4) At December 28, 1996, the Company had accrued salary of $7,692 for Mr. Carter. His annual salary is $200,000.

(5) Pursuant to a retirement agreement with the Company, beginning in 1997 Mr. Antonich will receive $30,000 annually for ten years.


         The following table sets forth information concerning individual grants of stock options made during fiscal 1996 to each of the named executive officers.



                                  Option/SAR Grants in Last Fiscal Year

                                           (Individual Grants)

------------------------- ---------------------------- ---------------------------- ----------------- --------------

                             Number of Securities        % of Total Options/SARs
                            Underlying Options/SARs      Granted to Employees in     Exercise Price    Expiration
          Name                    Granted (#)                  Fiscal Year           or Base ($/Sh)       Date
------------------------- ---------------------------- ---------------------------- ----------------- --------------
Charles F. Huber II                  1,500                         .91%                  10.50            4/25/01
                                    20,000                       12.16%                  11.00            9/05/06
                                    ------                       ------
      Totals - Mr. Huber            21,500                       13.07%
                                    ======                       ======

Mason N. Carter                      1,500                         .91%                  10.50            4/25/01
                                    15,000                        9.12%                  11.00            9/05/06
                                    50,000                       30.40%                  11.88           12/31/06
                                    ------                       ------
     Totals - Mr. Carter            66,500                       40.43%
                                    ======                       ======

Eugene W. Niemiec                   50,000                       30.40%                  11.88           12/31/06
                                    ======                       ======


         The following table sets forth information concerning each exercise of stock options during fiscal 1996 by each of the named executive officers and the fiscal year-end value of unexercised options.


                           Aggregated Option/SAR Exercises in Last Fiscal Year
                                       and FY-End Option/SAR Values


                                                                                                Value of Unexercised
                                                                     Number of Securities           In-the-Money
                                                                    Underlying Unexercised          Options/SARs
                                 Shares                             Options/SARs at FY-End           FY-End($)**
                              Acquired on     Value Realized($)         Exercisable(1)/            Exercisable(1)/
           Name                 Exercise                              Unexercisable(2)*           Unexercisable(2)
--------------------------- ----------------- ------------------- ---------------------------- ------------------------
Mason N. Carter                   -0-                -0-                  18,000 (1)                   12,750
                                                                          50,000 (2)                      -

Eugene W. Niemiec                 -0-                -0-                  17,000 (1)                   38,750
                                                                          50,000 (2)                      -

John J. Antonich                10,000             23,113                     -                           -

John Z. Blahosky                  -0-                -0-                  16,500 (1)                   38,438

Brian R. Dornan                   -0-                -0-                  11,500 (1)                   34,875

Reynold K. Green                  -0-                -0-                   8,500 (1)                   19,375

Anthony N. Ramsden                -0-                -0-                  11,500 (1)                   25,938


* The vesting of unexercisable options may accelerate upon a change-in-control of the Company.

** Amounts represent difference between the aggregate exercise price of the options and a $11.50 market price of the underlying common stock on December 28, 1996.


Employment Contracts and Termination of
Employment and Change-in-Control Arrangements

         On December 19, 1996, Mason N. Carter entered into an employment agreement with the Company pursuant to which Mr. Carter has agreed to serve as President and Chief Executive Officer of the Company for a minimum annual salary of $200,000. The initial term of the agreement ends on December 31, 1999 and automatically renews for successive 12-month periods thereafter unless terminated pursuant to the terms of the agreement. Upon a change-in-control of the Company, if Mr. Carter is dismissed without Cause (as defined in the employment agreement) within 12 months after such change-in-control, the Company has agreed to pay Mr. Carter the greater of (a) his 12-month salary and benefits (including bonus) or (b) his salary and benefits from the date of resignation to the end of the then present term of the agreement.

         On December 16, 1996, Eugene W. Niemiec entered into an employment agreement with the Company pursuant to which Mr. Niemiec has agreed to serve as Vice Chairman and Chief Technology Officer of the Company for a minimum annual salary of $180,000. The initial term of the agreement ends on December 31, 1999 and renews from year-to-year thereafter unless otherwise terminated pursuant to the terms of the agreement. Mr. Niemiec continues to be eligible to participate in the Company's benefit plans.


Compensation of Directors

         Directors who are not employees of the Company are paid a monthly fee of $1,500 and $500 for each meeting of the Board of Directors attended. The Directors are also reimbursed reasonable travel expenses incurred in attending Directors meetings. In addition, pursuant to the 1993 Stock Option Plan, each non-employee Director is granted an immediately exercisable option to purchase 1,500 shares of the Common Stock of the Company on the date he is elected to the Board of Directors, and on each date that he is re-elected as a Director of the Company, each such grant at the fair market value on the date of grant. In connection with the active role that Mr. Huber has performed in the affairs of the Company as Chairman of the Board, the Board has approved the payment of a $65,000 annual fee effective June 1996. Prior thereto, Mr. Huber's annual fee was $50,000. Further, in 1996, Messrs. Huber, Oliner and Carter were given a one-time grant of options to purchase 20,000, 15,000 and 15,000 shares of the Common Stock of the Company, respectively, pursuant to the Company's Stock Option Plan for Non-Employee Directors.


                             STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                                         AND CERTAIN STOCKHOLDERS

         The following table sets forth, as of March 31, 1997, information concerning Common Stock owned by (i) persons known to the Company who are beneficial owners of more than five percent of the Common Stock of the Company
(ii) each Director and Director nominee of the Company, and (iii) all Directors/Director nominees and executive officers of the Company as a group.

                                                       Amount of Nature of
           Name and Address                            Beneficial Ownership
           of Beneficial Owners                       (direct except noted)         Percent of Class

           William D. Witter, Inc.                          119,912                        7.91%
           One Citicorp Center
           153 East 53rd Street
           New York, NY 10022

           Kennedy Capital Management, Inc.                  98,700                        6.51%
           425 N. New Ballas Rd., Suite 181
           St. Louis, MO 63141

           Dimensional Fund Advisors Inc.                    82,157                        5.42%
           1299 Ocean Avenue, 11th Floor
           Santa Monica, CA 90401

           Arthur A. Oliner                                 177,926  (1)                  11.58%
           11 Dawes Road
           Lexington, MA 02173

           Charles F. Huber II                              152,000  (2)                   9.87%
           c/o William D. Witter, Inc.
           One Citicorp Center
           153 East 53rd Street
           New York, NY 10022

           Mason N. Carter                                   28,400  (3)                   1.79%
           c/o Merrimac Industries, Inc.
           41 Fairfield Place
           West Caldwell, NJ 07006

           Eugene W. Niemiec                                 27,368  (4)                   1.73%
           c/o Merrimac Industries, Inc.
           41 Fairfield Place
           West Caldwell, NJ 07006

           Reynold K. Green                                  10,618  (5)                   0.70%
           c/o Merrimac Industries, Inc.
           41 Fairfield Place
           West Caldwell, NJ 07006

           John Z. Blahosky                                  23,778  (6)                   1.55%
           c/o Merrimac Industries, Inc.
           41 Fairfield Place
           West Caldwell, NJ 07006

           Brian R. Dornan                                   16,655  (7)                   1.09%
           c/o Merrimac Industries, Inc.
           41 Fairfield Place
           West Caldwell, NJ 07006

           John J. Antonich                                  12,790  (8)                   0.84%
           29 Navajo Way
           Rockaway, NJ 07866

           Anthony N. Ramsden                                17,076  (9)                   1.12%
           18 Old Farm Road
           North Caldwell, NJ 07006

           All Directors/Director nominees and
           executive officers as a group
           (12 persons)                                     480,398  (10)                 26.83%

         -----------------------------------------------------------------------------------------

(1) Includes 21,000 shares subject to stock options that are exercisable currently or within 60 days and 8,662 shares owned by Dr. Oliner's wife as to which he disclaims beneficial ownership.

(2) Includes 24,500 shares subject to stock options that are exercisable currently or within 60 days. Mr. Huber is a Managing Director of William D. Witter, Inc., which owns 119,912 shares as to which Mr. Huber disclaims beneficial ownership.

(3) Includes 18,000 shares subject to stock options that are exercisable currently or within 60 days.

(4) Includes 17,000 shares subject to stock options and 1,223 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days.

(5) Includes 8,500 shares subject to stock options and 1,485 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days.

(6) Includes 16,500 shares subject to stock options and 815 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days.

(7) Includes 11,500 shares subject to stock options and 959 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days.

(8) The amount is based upon reports filed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") as of March 31, 1997. The amount is not included in the totals for all Director/Director nominees and executive officers as a group.

(9) Includes 11,500 shares subject to stock options and 710 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days. The amounts are not included in the totals for all Director/Director nominees and executive officers as a group.

(10) Includes 150,062 shares subject to stock options and 5,471 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 28, 1996, Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with.

           ITEM 2. APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has, subject to ratification by the stockholders, appointed Arthur Andersen LLP as independent accountants for the fiscal year ending January 3, 1998. Arthur Andersen LLP, if approved by the stockholders, will be replacing J.H. Cohn LLP, who have been auditing the accounts of the Company since 1994.

         The decision to replace J.H. Cohn LLP with Arthur Andersen LLP as the Company's independent accountants was approved by the Audit Committee. During the Company's two most recent fiscal years, there had not been any disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor have J.H. Cohn LLP's reports on the Company's financial statements for such years contained an adverse opinion or disclaimer of opinion, or been modified as to uncertainty, audit scope, or accounting principles. The Board of Directors recommends that the stockholders ratify the appointment of Arthur Andersen LLP, and intends to introduce at the Meeting the following resolution (designated herein as Item 2):

         "RESOLVED, that the appointment by the Board of Directors of Arthur Andersen LLP as independent accountants for this Company for the fiscal year 1997 is hereby approved, ratified and confirmed."

         Representatives of J.H. Cohn LLP and Arthur Andersen LLP are not expected to attend the Meeting, and therefore are not expected to make a statement or be available to answer questions.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2.

          ITEM 3. APPROVAL OF 1997 LONG-TERM INCENTIVE PLAN

         The Company's Board of Directors (the "Board") adopted, subject to approval by the stockholders, the 1997 Long-Term Incentive Plan (the "Long-Term Incentive Plan"), which would provide for the grant ("Grant") of up to 250,000 shares of the Company's common stock ("Common Stock") (subject to anti-dilution adjustments, at the sole discretion of the Stock Option Committee) in the form of discounted stock options ("Employee Options"), Incentive Stock Options, Non-Qualified Stock Options and Bonus Stock. Grants of Employee Options for up to 100,000 shares of Common Stock and Grants of Incentive Stock Options, Non-Qualified Stock Options and Bonus Stock for up to 150,000 shares of Common Stock may be made. Any shares of Common Stock that may be made subject to Employee Options may instead be made subject to other awards, but any shares of Common Stock that may be made subject to awards other than Employee Options may not be made subject to Employee Options.

         Under the Long-Term Incentive Plan, directors who are full-time employees of the Company (two individuals), including those who are members of the Stock Option Committee, are eligible to receive only Incentive Stock Options and Non-Qualified Stock Options. All other full-time employees of the Company (approximately 130 individuals), are eligible to receive Incentive Stock Options, Non-Qualified Stock Options and Bonus Stock. However, only full-time employees who hold positions no more senior than mid-level management (approximately 120 individuals) are eligible to receive Employee Options.

         The Board believes that the use of equity incentives will motivate employees to strive toward ensuring the Company's long-term growth and success, thereby enhancing stockholder value. The Board also believes that the availability of such incentives will be a factor in attracting and retaining those highly competent individuals upon whose judgment, initiative and leadership the Company's continuing success in large measure depends.

         The Stock Option Committee shall administer the Long-Term Incentive Plan. The Stock Option Committee may grant Employee Options, Incentive Stock Options and Non-Qualified Stock Options (collectively, the "Options") and determine the number of shares of Common Stock to be covered by each Option, the option price therefor, the term of the Option, and the other conditions and limitations applicable to the exercise of the Option. The Stock Option Committee may also grant Bonus Stock and determine the number of shares of Common Stock to be covered by each grant of Bonus Stock.

         As required by the Internal Revenue Code of 1986, as amended (the "Code"), the option price per share of Common Stock purchasable under an Incentive Stock Option must be greater than or equal to 100% of the fair market value of the Common Stock on the date of grant. The Long-Term Incentive Plan provides that the option price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be determined by the Stock Option Committee, and must also be greater than or equal to 100% of the fair market value of the Common Stock on the date of grant. With respect to the option price per share of Common Stock subject to grants of Employee Options, the Long-Term Incentive Plan provides that such price shall be determined by the Stock Option Committee, but shall be greater than or equal to 50% of the fair market value of the Common Stock on the date of grant.

         Under the Long-Term Incentive Plan, Options are not exercisable for such period following their date of grant as specified by the Stock Option Committee at the time of grant, and generally the optionee must be an employee of the Company at the time of exercise. Specifically, Employee Options are not exercisable until the Company reaches certain performance targets, which targets shall be determined by the Stock Option Committee on the date of grant. Options will generally be forfeited if the optionee terminates employment with the Company. However, if an optionee retires or is disabled, he or she may, within three months of retirement, or in the case of disability, within twelve months of the termination of employment due to disability, exercise any Option that he or she was entitled to exercise on the date of retirement, and if the optionee dies while employed by the Company, Options granted to him or her under the Long-Term Incentive Plan may be exercised in full by his or her heirs, executor or administrator within twelve months following his or her death. Under the Long-Term Incentive Plan, no Option may be exercised more than ten years after its date of grant (or five years in the case of Incentive Stock Options granted to 10% stockholders). Options granted under the Long-Term Incentive Plan are not transferable except by will or by the laws of descent and distribution.

         Bonus Stock may be granted from time to time by the Stock Option Committee at no cost to the grantee. The terms of such Bonus Stock, including the vesting or transferability thereof, shall be established by the Stock Option Committee.

         For Federal income tax purposes, the grant of an Incentive Stock Option will not result in any immediate tax consequences to the optionee or the Company. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the exercise of the Incentive Stock Option if such optionee was an employee of the Company (or its parent, subsidiary or successor corporations) at all times from the date the option was granted to the day three months (or, in the case of an employee who is disabled, one year) before the date of such exercise. If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are not disposed of within the later of
(i) two years following the date the option was granted and (ii) one year after the issue or transfer of the shares to such employee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as long-term capital gain or loss to the optionee. The excess of the fair market value of the shares at the time of exercise of the option over the option price will, however, be includable in the employee's alternative minimum taxable income for purposes of the alternative minimum tax imposed on such income. If a disposition occurs before the expiration of the later of the requisite two- or one-year holding periods, then the lower of (i) any excess of the fair market value of the shares of Common Stock at the time of exercise of the option over the option price or (ii) if the disposition is a taxable sale or exchange, the actual gain realized on disposition, will be taxable to the optionee as ordinary income. In such event the Company will be entitled to a corresponding deduction from its income. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

         If an employee was not an employee of the Company (or its parent, subsidiary or successor corporation) at all times from the date the option was granted to the day three months (or, in the case of a disabled employee, one year) before the date on which an Incentive Stock Option is exercised, such employee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, and the Company will be entitled to a deduction in the same amount. Any difference between the market value used to determine the amount of includable ordinary income and the price at which the employee may subsequently sell his shares will be treated as capital gain or loss.

         The grant of a Non-Qualified Stock Option (which for tax purposes shall include Employee Stock Options) will have no immediate tax consequences to the Company or the employee. If an employee exercises a Non-Qualified Stock Option, such employee will realize ordinary income measured by the difference between the option price and the fair market value of the shares on the date exercise, and the Company will be entitled to a deduction in the same amount. Any difference between such fair market value and the price at which the employee may subsequently sell such shares will be treated as capital gain or loss.

         Bonus Stock will be treated as restricted stock for tax purposes. Except as noted below, an employee normally will not realize taxable income upon grant of Bonus Stock, and the Company will not be entitled to a deduction, until the termination of restrictions. (For purposes of this discussion, if there are no restrictions on the Bonus Stock, the date restrictions will be deemed to terminate will be the date of grant.) Upon such termination, the employee will realize taxable ordinary income in an amount equal to the fair market value of the Bonus Stock at that time, plus the amount of any dividends and interest thereon which are paid to the employee at that time, and the Company will be entitled to a deduction in the same amount. However, an employee may elect under
Section 83(b) of the Code (within 30 days of the grant of the Bonus Stock) to realize taxable ordinary income in the year the grant is made in an amount equal to the fair market value of the shares of Bonus Stock at the time of grant, determined without regard to the restrictions, and the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the employee upon the subsequent disposition of the stock will be capital gain or loss. If the shares subject to such election are forfeited, the employee will not be entitled to a deduction, refund or loss in respect of the amount previously included in taxable income because of the election.

         The tax basis of the Bonus Stock will be equal to its fair market value at the time the restrictions terminate, and its holding period will begin at that time, except that in the event of an election under Section 83(b), the holding period will commence at the time of grant and its tax basis will be equal to the fair market value of the shares on the date of grant, determined without regard to restrictions. Notwithstanding an election under Section 83(b), any dividends and interest thereon, on stock for which an election has been made will not be includable in the employee's taxable income until paid to the employee upon termination of the restrictions.

         Each Grant may be made alone, in addition to or in relation to any other Grant. The terms of each Grant need not be identical, and the Stock Option Committee need not treat participants uniformly. Except as otherwise provided by the Long-Term Incentive Plan or a particular Grant, any determination with respect to a Grant may be made by the Stock Option Committee at the time of grant or at any time thereafter. In addition, each Grant shall be evidenced by an award agreement.

         Grants may not be made under the Long-Term Incentive Plan after March 31, 2002, but outstanding Options may extend beyond such date. The number of shares of Common Stock issuable pursuant to the Long-Term Incentive Plan may not be changed except by approval of the stockholders or by adjustment in the event of corporate reorganization or recapitalization or other dilutive event affecting the Common Stock. The Long-Term Incentive Plan may be amended from time to time by the Board of Directors or terminated in its entirety, provided that no Grant may be changed so as to impair the rights of a grantee without the consent of such grantee.

         Common Stock subject to Options which expire or are terminated prior to exercise will not be available for future Grants under the Long-Term Incentive Plan. Both treasury shares and authorized but unissued shares may be used to satisfy Grants under the Long-Term Incentive Plan.

         While the amount of Options and/or Bonus Stock that may be awarded to an eligible participant for any year cannot be determined, the Company believes that if the Long-Term Incentive Plan had been in effect for 1996, the executive officers named in the Summary Compensation Table would have received comparable awards to those shown in the Summary Compensation Table for 1996.

         The full text of the Long-Term Incentive Plan is set forth in Exhibit A to this Proxy Statement, to which reference is hereby made. The foregoing description of certain features of the Long-Term Incentive Plan is qualified in its entirety by this reference.

         The Board of Directors believes that the approval of the Long-Term Incentive Plan will allow the Company to attract and retain the highly trained and motivated individuals on which the future success of the Company depends and accordingly, urges the stockholders to vote FOR approval of the Long-Term Incentive Plan. Proxies will be voted in the manner specified therein with respect to approval and, if no specification is made, in favor of approval. Approval of the proposed Long-Term Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast at the Meeting.

         The Board of Directors recommends that the stockholders approve the Long-Term Incentive Plan, and intends to introduce at the Meeting the following resolution (designated herein as Item 3):

         "RESOLVED, that, as conditionally adopted by the Board of Directors, the 1997 Long-Term Incentive Plan submitted to this Annual Meeting and as set forth in Exhibit A to the proxy statement accompanying the notice of this Annual Meeting be and it is hereby approved effective for 1997 and subsequent years."


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 3.


                            OTHER BUSINESS

         At the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described above that will be presented at the Meeting for action by the stockholders. If any other business should properly come before the Meeting, it is intended that the persons designated as attorneys and proxies in the enclosed form of proxy will vote all such proxies as they in their discretion determine.


                      FORM 10-KSB ANNUAL REPORT

         Any stockholder who desires a copy of the Company's 1996 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to:

                                       Secretary
                                Merrimac Industries, Inc.
                                     P.O. Box 986
                              West Caldwell, NJ 07007-0986

         Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made.

         Stockholders may also access the Company's internet web site on the World Wide Web as: www.merrimacind.com for this form of financial information.




                                    By Order of the Board of Directors,


                                    /s/ Robert V. Condon
                                    ------------------------------

                                    ROBERT V. CONDON
                                    Secretary

April 11, 1997

                                                            Exhibit A
                      MERRIMAC INDUSTRIES, INC.

                      LONG-TERM INCENTIVE PLAN

Section 1.        Purpose

         The purpose of the Merrimac Industries, Inc. Long-Term Incentive Plan is to attract, retain and motivate employees of exceptional ability by providing such employees with an equity ownership in the Company commensurate with Company performance, thereby assisting the Company to achieve its long-range goals and enabling such employees to participate in the long-term growth of the Company.

Section 2.        Definitions

          As used in the Plan:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Award Agreement" means a writing signed by the Company and the Participant specifying the terms and conditions of the Award and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         "Awards"  means  Employee  Options,   Incentive  Stock  Options,   Non-
Qualified Stock Options and Bonus Stock.

         "Board" means the Board of Directors of the Company.

         "Bonus Stock" means shares of Common Stock awarded pursuant to Section 7 hereof.

         "Closing Price" means the closing price of a share of Common Stock on the American Stock Exchange or, if not listed on such exchange, on any other national exchange on which the Common Stock is listed or on NASDAQ.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Stock Option Committee of the Board or any successor committee thereof performing substantially the same duties.

         "Company" means Merrimac Industries, Inc. and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code) or any successor to such corporations.

         "Common Stock" or "Stock" means the Common Stock, $.50 par value, of the Company.

         "Disability" means total disability as determined in accordance with the Company's long-term disability plan (or, if the Company has no such plan, its retirement plan) as in effect from time to time.

         "Employee Option" means an option to purchase Common Stock awarded under the Plan at a discount option price determined pursuant to Section 6(b)(i) hereof, which option is not intended to meet the requirements of Section 422 of the Code or any successor provision.

         "Fair Market Value" means, with respect to Common Stock, the fair market value as determined by the Committee in good faith or in the manner established by the Committee from time to time; provided, however, that so long as the Common Stock is listed on the American Stock Exchange, the Fair Market Value of Common Stock shall be equal to the Closing Price of Common Stock on the date such determination is to be made.

         "Incentive Stock Option" means an option to purchase shares of Common Stock awarded under the Plan at an option price determined pursuant to Section 6(b)(ii) hereof, which option is intended to meet the requirements of Section 422 of the Code or any successor provision.

         "Non-Qualified Stock Option" means an option to purchase shares of Common Stock awarded under the Plan at an option price determined pursuant to
Section 6(b)(ii) hereof, which option is not intended to meet the requirements of Section 422 of the Code or any successor provision.

         "Options"   means  Employee   Options,   Incentive  Stock  Options  and
Non-Qualified Stock Options.

         "Participant" means any individual described in Section 4 hereof who has been selected by the Committee to receive an Award under the Plan.

         "Plan" means the Merrimac Industries, Inc. Long-Term Incentive Plan.

         "Retirement" means termination of employment in accordance with the retirement provisions of any retirement plan maintained by the Company or any of its subsidiaries.

Section 3.       Administration

         (a) The Plan shall be administered by the Committee. Among other things, the Committee shall have the power and authority, subject to the terms of the Plan, to administer, construe and interpret the Plan, including, without limitation, to grant Awards, and to determine the individuals in accordance with
Section 4 hereof to whom, the time or times at which, and the terms and conditions of any Award granted under the Plan.

         (b) Subject to the applicable Award Agreements, the Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable and to decide all disputes arising in connection with the Plan. The Committee's decision and interpretations shall be final and binding. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (c) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

Section 4.       Eligibility

         (a) Only full-time employees of the Company not subject to Section 16 of the Act and holding a position no more senior than middle-level management shall be eligible to receive Employee Options under the Plan.

         (b) All full-time employees of the Company, including full-time employees who serve as officers of the Company, shall be eligible to receive Incentive Stock Options, Non-Qualified Stock Options and Bonus Stock under the Plan.

         (c) Directors who are full-time employees of the Company, including those who are members of the Committee, shall be eligible to receive Incentive Stock Options and Non-Qualified Stock Options.

         (d) Subject to the eligibility requirements set forth in Section 4(a), (b) and (c) hereof, the Participants shall be selected from time to time by the Committee in its sole discretion. Subject to Section 5 hereof, the Committee shall determine, in its sole discretion, the number of shares to be covered by the Option or Options or the number of shares of Bonus Stock, as the case may be, to be granted to a Participant. Awards shall only be granted to employees while actually employed by the Company or a subsidiary corporation thereof.

Section 5.       Shares of Stock Available for Awards

         (a) Up to an aggregate of 250,000 shares of Common Stock may be made subject to Awards under the Plan. Grants of Employee Options for up to 100,000 shares of Common Stock and grants of Incentive Stock Options, Non-Qualified Stock Options and Bonus Stock for up to 150,000 shares of Common Stock may be made. Any shares of Common Stock that may be made subject to Employee Options may instead be made subject to other Awards, but any shares of Common Stock that may be made subject to Awards other than Employee Options may not be made subject to Employee Options.

         (b) If any Option in respect of shares of Common Stock expires or is terminated before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall not again be available for grant under the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (c) In the event that the Committee determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted available under the Plan to Participants, the Committee shall have the right to adjust equitably any or all of (i) the number of shares of Common Stock in respect of which Awards may be granted under the Plan to Participants, (ii) the number and kind of shares subject to outstanding Options held by Participants, and (iii) the exercise price of, and the number of shares subject to, any outstanding Options held by Participants, and if considered appropriate, the Committee may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that the number of shares subject to any Option shall always be a whole number.

Section 6.       Options

         (a) Subject to Federal and State statutes then applicable and the provisions of the Plan, the Committee may grant Options, and determine the number of shares of Common Stock to be covered by each Option, the option price therefor, the term of the Option, and the other conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under the Plan be so exercised, so as to disqualify the Plan, or, without the consent of the Participant, any Incentive Stock Option granted under the Plan pursuant to Section 422 of the Code.

         (b) (i) Subject to Section 5(c)(iii) hereof, the option price per share of Common Stock purchasable under an Employee Option shall be the price determined by the Committee, which price shall not be less than 50% of the Fair Market Value of the Common Stock on the date of grant.

                 (ii) Subject to Section 5(c)(iii) hereof, the option price per share of Common Stock with respect to Incentive Stock Options and Non-Qualified Stock Options shall be the price determined by the Committee, which shall be equal to or greater than, but not less than, the Fair Market Value of the Common Stock on the date of grant. If the Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company and an Incentive Stock Option is granted to such Participant, the option price shall be not less than 110% of Fair Market Value of the Common Stock on the date of grant.

         (c) Subject to Section 6(l) hereof, Employee Options shall not be exercisable until the Company attains certain performance goals, which goals shall be determined by the Committee in its sole discretion at the time of grant.

         (d) No Option shall be exercisable more than ten (10) years after the date the option is granted. If a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company and an Incentive Stock Option is granted to such Participant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

         (e) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value on the trading day immediately preceding the date of delivery, or such other lawful consideration as the Committee may determine.

         (f) Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of
Retirement or Disability and such Participant's Options are otherwise exercisable, any Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such Option or within three (3) months in the case of Retirement and twelve (12) months in case of Disability (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter.

         (g) Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment is terminated by reason of death and such Participant's Options are otherwise exercisable, any Option granted to such Participant which is then outstanding may be exercised by the Participant's legal representative at any time prior to the expiration date of the term of the Option or within twelve (12) months (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter.

         (h) Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than death, Disability, or Retirement, any Option granted to such Participant which is then outstanding shall be cancelled and shall terminate.

         (i) No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's duly appointed guardian or personal representative. A Participant shall notify the Committee in writing in the event that he or she disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he or she received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it will be entitled in such event under the Code.

         (j) The Committee may at any time accelerate the exercisability of all or any portion of any Incentive Stock Option or Non-Qualified Stock Option.

         (k) The aggregate Fair Market Value of Common Stock first becoming subject to exercise as an Incentive Stock Option by a Participant who is an employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00). Such aggregate Fair Market Value shall be determined as of the date such Option is granted.

         (l) In order to preserve the rights of a Participant under an Option in the event of a change in control of the Company, the Committee, in its discretion, may at the time an Option is granted or at any time thereafter, take one or more of the following actions with respect to any such change of control:
(i) provide for the acceleration of any time period relating to the exercise or realization of the Option, (ii) provide for the purchase of an Option upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Option had the Option been currently exercisable or payable, (iii) adjust the terms of the Option in a manner determined by the Committee, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

         (m) Subject to the terms of the Plan and the applicable Award Agreement, the Committee may amend, modify or terminate any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Non-Qualified Stock Option, provided that the Participant's consent to each action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 7.       Bonus Stock

         (a) Subject to Section 4 hereof, the Committee may from time to time, in its sole discretion, grant Bonus Stock at no cost to the Participant.

         (b) Each grant of Bonus Stock shall be evidenced by an Award Agreement which may contain such terms as the Committee may determine in its sole discretion, including without limitation, restrictions on transfer and/or vesting.

Section 8.       General Provisions Applicable to Awards

         (a)     Each Award under the Plan shall be evidenced by an Award
Agreement.

         (b) If, and to the extent Federal income tax withholding (and state and local income tax withholding, if applicable) may be required by the Company in respect of taxes on income realized by a Participant upon receipt of Bonus Stock or upon or after exercise of an Option, or upon disposition of the shares of Common Stock acquired thereby, such income tax withholding may be paid by such Participant in (1) cash or (2) by electing either (i) to have the Company withhold a portion of the shares of Common Stock comprising the Bonus Stock or the shares of Common Stock otherwise issuable upon exercise of the Option, as the case may be, or (ii) to deliver other shares owned by the Participant, in either case having a Fair Market Value (on the date that the amount of tax elected to be withheld is to be determined) of the amount to be withheld. The Company has no obligation to issue any shares of Common Stock pursuant to a grant of Bonus Stock or upon exercise of an Option until any required taxes have been satisfied.

         (c) Awards may be granted alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award Agreement, any determination with respect to an Award may be granted by the Committee at the time of grant or at any time thereafter.

Section 9.       Miscellaneous

         (a) No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award Agreement.

         (b) Subject to the provisions of the applicable Award, no Participant shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

         (c) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

         (d) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees.

         (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

                      (i) a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another, or

                      (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

         For purposes of the Plan, employees of a subsidiary of the Company shall be deemed to have terminated their employment on the date on which such subsidiary ceases to be a subsidiary of the Company.

         (f) The Plan shall be effective on the date of adoption by the Board.

         (g) Awards may not be granted under the Plan after March 31, 2002, but outstanding Options may extend beyond such date.

         (h) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that it shall have no power to change the terms of any Award theretofore granted under the Plan so as to impair the rights of a Participant without the consent of the Participant whose rights would be affected by such change except to the extent, if any, provided in the Plan or in the applicable Award Agreement.

         (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

The Board of Directors recommends a vote FOR all items and SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE:

No. 1  Election of           Nominees: C.F. Huber II, M.N. Carter,
       Directors                       A.H. Cohen, E.W. Niemiec and A.A. Oliner.

    FOR      Withhold       (INSTRUCTION:  To withhold authority to vote for
    all       for all       any individual nominee, write that nominee's name
 nominees     nominees      in the space provided below.)
    [_]         [_]
                            --------------------------------------------------


No. 2  Appointment of Independent Accountants
            FOR    AGAINST   ABSTAIN
            [_]      [_]       [_]

No. 3  Approval of 1997 Long-Term Incentive Plan
            FOR    AGAINST   ABSTAIN
            [_]      [_]       [_]




                                                  Dated:__________ , 1997


                                                  ________________________
                                                         Signature

                                                  ________________________
                                                         Signature


This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.
SIGN, DATE AND MAIL  YOUR  PROXY PROMPTLY TODAY.


                              FOLD AND DETACH HERE






                            MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                      West Caldwell, New Jersey 07006-6287

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles F. Huber II and Arthur A. Oliner as Proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of Merrimac Industries, Inc. held on record by the undersigned on March 31, 1997, at the Annual Meeting of Stockholders to be held on May 12, 1997, or any adjournment thereof as follows:


           Please mark on the reverse side, sign, date and return this proxy card promptly using the enclosed envelope.






                              FOLD AND DETACH HERE